Share Capital and Earnings Per Share - Summary of Reconciliation of Denominator (Number of Shares) in Calculation of Basic and Diluted Earnings Per Share (Detail) - shares shares in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Earnings per share [abstract]
Weighted average number of common shares (in millions)	1,958	1,983
Dilutive stock-based awards(in millions)	4	5
Weighted average number of diluted common shares (in millions)	1,962	1,988